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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 1, 2004

  COMMISSION        REGISTRANT; STATE OF INCORPORATION;          IRS EMPLOYER
 FILE NUMBER           ADDRESS; AND TELEPHONE NUMBER          IDENTIFICATION NO.
-------------       -----------------------------------       ------------------

    1-9513                CMS ENERGY CORPORATION                  38-2726431
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                              (517) 788-0550

    1-5611                CONSUMERS ENERGY COMPANY                38-0442310
                          (A MICHIGAN CORPORATION)
                              ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                              (517) 788-0550


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective October 1, 2004 and as previously reported in a Form 8-K filed on September 1, 2004, the Boards of Directors of CMS Energy Corporation ("CMS Energy") and its principal subsidiary, Consumers Energy Company ("Consumers") elected David W. Joos to the position of chief executive officer for CMS Energy and Consumers. Mr. Joos will continue in his position of president of CMS Energy, but has relinquished that position at Consumers.

Ken Whipple will continue in his role as chairman of CMS Energy and Consumers. In connection with Mr. Whipple's relinquishment of his prior positions as chief executive officer of CMS Energy and Consumers, his employment as an executive officer of both companies terminated effective September 30, 2004. Mr. Whipple's prior compensation and awards will be paid out to him in accordance with the terms of his First Amended and Restated Employment Agreement effective as of September 1, 2003, as previously filed as an exhibit to a Form 8-K filed on October 24, 2003.

Also effective October 1, 2004, the Board of Directors of Consumers elected John
G. Russell to the position of president and chief operating officer. Mr. Russell is 46 years old. He joined Consumers in 1986 and has received a succession of increasingly responsible management positions at the companies. During the past five years, Mr. Russell has held the following positions at Consumers:



-   Executive Vice President, President and Chief Executive Officer - Electric                   2001 - 9/30/2004
-   Senior Vice President                                                                        2000 - 2001
-   Vice President                                                                               1999 - 2000



Mr. Russell previously had entered in to an executive severance agreement with Consumers in the Tier I form disclosed as part of Exhibit (10)(b) to CMS Energy's and Consumers' Forms 10-Q for the quarter ended June 30, 2004. The Tier I agreement applicable to senior officers, which has an initial three-year term subject to further extension, provides for change-in-control severance benefits when there is a change in control of the company and general severance benefits for senior officers outside of such a change in control.

There are no family relationships between Mr. Russell and any other executive officer or director of CMS Energy or Consumers, nor does Mr. Russell have a direct or indirect material interest in any transaction or series of transactions to which CMS Energy or Consumers or any of their subsidiaries are a party.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective October 1, 2004, CMS Energy and Consumers have adopted changes to their respective bylaws. CMS Energy amended its bylaws to separate the roles of chairman and chief executive officer (Article X, Sections 3 and 4) and to reflect the New York Stock Exchange requirement that officer compensation be fixed by a committee of independent directors (Article VIII, Section 5). Consumers amended its bylaws for the aforementioned reasons (Article X, Sections 3 and 4 and Article VIII, Section 5) as well as redefining the position of president, such that the president shall be the chief operating officer of the company (Article X, Section 5). CMS Energy's and Consumers' respective bylaws are attached as exhibits hereto.



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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

(3)(a)   CMS Energy Corporation Bylaws, amended and restated as of October 1,
         2004

(3)(b)   Consumers Energy Company Bylaws, amended and restated as of October 1,
         2004


This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K/A for the Fiscal Year Ended December 31, 2003 and Consumers' Form 10-K for the Fiscal Year Ended December 31, 2003 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                      CMS ENERGY CORPORATION

Dated:  October 6, 2004

                                      By:      /s/ S. Kinnie Smith, Jr.
                                               ------------------------------
                                               S. Kinnie Smith, Jr.
                                               Vice Chairman of the Board and
                                               General Counsel


                                      CONSUMERS ENERGY COMPANY

Dated:  October 6, 2004

                                      By:      /s/ S. Kinnie Smith, Jr.
                                               ------------------------------
                                               S. Kinnie Smith, Jr.
                                               Vice Chairman of the Board

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                               8-K EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
-----------             -----------

EX-3a                   CMS Energy Corporation Bylaws

EX-3b                   Consumers Energy Company Bylaws